UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2021, Independence Holding Company’s (NYSE:  IHC) subsidiaries Independence American Holdings Corp. (“IAHC”) and IHC SB Holdings LLC (“SBH”) entered into a Stock Purchase Agreement (“PetPartners Purchase Agreement”) with Iguana Capital, Inc. (“Iguana Capital”) and certain affiliates of Iguana Capital, including Iguana PP Holdings, Inc. (“Iguana Holdings”), a subsidiary of Iguana Capital, pursuant to which SBH will sell its entire 85% interest in PetPartners, Inc. (“PetPartners”) to Iguana Holdings (“PetPartners Sale”).

Simultaneously with the execution of the PetPartners Purchase Agreement, Independence Holding Company’s subsidiaries AMIC Holdings, Inc. (“AMIC Holdings”), Madison Investors Corp. (“MIC”) and IHC entered into a Stock Purchase Agreement (“IAHC Purchase Agreement”) with Iguana Acquisition LLC (“Iguana Acquisition”) and an affiliate of Iguana Acquisition LLC, pursuant to which AMIC Holdings will sell its interest in IAHC (which includes Independence American Insurance Company (“Independence American”) and other assets of IHC’s pet business) to Iguana Acquisition (“IAHC Sale”).  If for any reason the IAHC Purchase Agreement is terminated, then at the option of either AMIC or an affiliate of Iguana Capital, IAHC will reacquire its interest in PetPartners in exchange for the purchase price paid by Iguana Holdings under the PetPartners Purchase Agreement.

After the consummation of the PetPartners Sale and IAHC Sale, IHC, MIC and SBH will together receive an aggregate of 70% of the transaction consideration in cash, or approximately $265 million, and SBH and AMIC Holdings will together receive 30% of the outstanding capital stock of Iguana Capital.

It is anticipated that the PetPartners Sale, which is subject to customary closing conditions, will close by June 30, 2021.  The consummation of the IAHC Sale is anticipated to occur after the PetPartners Sale and is subject to customary closing conditions, including applicable regulatory approvals, one of which is the approval of the Delaware Insurance Department.

Item 5.02. Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

The Compensation Committee (the “Compensation Committee”) of the Board of Directors of IHC approved a bonus in the amount of $3 million payable to Mr. David T. Kettig, the Company’s President and Chief Operating Officer, upon the consummation of the IAHC Sale. The bonus will be paid in exchange for (i) the cancellation of Mr. Kettig’s Sale Bonus Agreement, dated November 7, 2016, between Independence American Holdings Corp. and David T. Kettig (Filed as Exhibit 10.8 to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016) and (ii) the waiver of the severance or any other monetary payments payable to Mr. Kettig upon termination pursuant to his Officer Employment Agreement, made as of April 18, 2011, by and among Independence Holding Company, Standard Security Life Insurance Company of New York and Mr. David T. Kettig (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on April 22, 2011, and subsequently assigned to AMIC Holdings Inc. pursuant to the Assignment and Assumption with Novation and Amendment of Officer Employment Agreement dated January 1, 2017 by and among Standard Security Life, AMIC Holdings, Inc. and Mr. David T. Kettig (Filed as Exhibit 10.11 to the Annual Report on Form 10-K for the year ended December 31, 2018))

In addition, the Compensation Committee also approved the accelerated vesting of 17,600 of Mr. Kettig’s outstanding stock options such that those stock options will be fully vested on June 30, 2021.

Item 7.01.Regulation FD Disclosure.

On May 17, 2021, IHC issued a news release announcing the sale of a controlling interest in its pet division and in the stock of Independence American to Iguana Capital and certain of its affiliates, a copy of which is attached as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

99.1 Press Release

Forward-looking Statements

Certain statements and information contained in this current report on Form 8-K may be considered “forward-looking statements,” within the meaning of the federal securities laws such as statements relating to management's views with respect to future events and financial performance. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “shall,” “would” other words of similar meaning, derivations of such words and the use of future dates. Such forward-looking statements are predictions and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Date: May 19, 2021	By:	/s/ Teresa A. Herbert
Name: Teresa A. Herbert
Title: Senior Vice President and Chief Financial Officer

EXHIBIT 99.1

INDEPENDENCE HOLDING COMPANY	CONTACT: Loan Nisser
96 CUMMINGS POINT ROAD	(203) 358-8000
STAMFORD, CONNECTICUT 06902	www.IHCGroup.com
NYSE: IHC

NEWS RELEASE

IHC ANNOUNCES AGREEMENT TO SELL A CONTROLLING INTEREST IN PET DIVISION AND THE STOCK OF INDEPENDENCE AMERICAN INSURANCE COMPANY

Stamford, Connecticut, May 17, 2021. Independence Holding Company (NYSE: IHC) today reported its agreement to sell a controlling interest in its pet division and in the stock of Independence American Insurance Company (“Independence American”) to a subsidiary of Iguana Capital, Inc. (“Buyer”), an investment company specifically formed to facilitate this transaction.  The transaction is structured as two agreements that are expected to close on different dates.

IHC and its wholly owned subsidiary IHC SB Holdings LLC (“SBH”) have entered into a Stock Purchase Agreement (the “PPI Purchase Agreement”) with Buyer to sell its 85% interest in Pet Partners, Inc. (“PPI”).  In addition, IHC and its wholly owned subsidiary, AMIC Holdings, Inc., have entered into a Stock Purchase Agreement (the “IAHC Purchase Agreement”) with Buyer to sell all of the stock of Independence American Holdings Company (“IAHC”), which owns all of the stock of Independence American.  In aggregate for both deals, IHC will receive 70% of the consideration in cash, or approximately $265 million, and will receive 30% of the stock of Buyer.

The closing of the PPI Purchase Agreement is subject to customary closing conditions.  The closing of the IAHC Purchase Agreement is subject to customary closing conditions including applicable regulatory approvals, one of which is the approval of the Delaware Insurance Department.

Raymond James & Associates acted as financial advisor to IHC and Dentons provided external legal counsel in connection with this transaction.

About Independence Holding Company

Through our subsidiaries, Independence Holding Company (NYSE: IHC) underwrites and distributes health, group disability and life, New York State DBL and paid family leave, and pet insurance. IHC underwrites policies in all 50 states, Washington D.C., Puerto Rico and the U.S. Virgin Islands through our three carriers: Independence American Insurance Company, Standard Security Life Insurance Company of New York (Standard Security Life) and Madison National Life Insurance Company, Inc.  We also distribute products nationally through multiple channels, including our agencies, call centers, advisors, direct and affinity relationships,  Web Broker, and web properties, including www.healthedeals.com; www.healthinsurance.org; www.medicareresources.org; www.petplace.com; and www.mypetinsurance.com.  As previously announced, IHC recently entered into a stock purchase agreement to sell all of the issued and outstanding capital stock of Standard Security Life. To learn more visit https://ihcgroup.com/.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.